SUPPLEMENT DATED JULY 29, 2003 TO THE
                                            U.S. GOVERNMENT SECURITIES PORTFOLIO
                                                    PROSPECTUS DATED MAY 1, 2003

The following information supplements the information in the U.S. Government Securities prospectus. Please retain this supplement and keep it with the prospectus for future reference.


Effective immediately, Gene Collins is replacing Richard John as Portfolio Manager of the Fund.


Therefore, the Portfolio Manager section is replaced with the following:


Mr. Gene Collins serves as the Portfolio Manager for the Fund. Mr. Collins is a Senior Vice President of TAMIC. Since 1986, he has been the Senior Portfolio Manager of the investment portfolios of Primerica Inc., the predecessor company of Citigroup Inc. Since 1998, Mr. Collins has also been the Senior Portfolio Manager of Primerica Life of Canada; a Canadian domiciled insurance company. Mr. Collins has 27 years of experience in investments covering all types of fixed income and equity securities.

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